EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                          Reporting Period: May 2002

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------
                                             Form         Document   Explanation
REQUIRED DOCUMENTS                            No          Attached    Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements    MOR-1           X
--------------------------------------------------------------------------------
  Bank Reconciliation                        MOR-1 (CONT)    X
--------------------------------------------------------------------------------
  Copies of bank statements                                  X
--------------------------------------------------------------------------------
  Cash disbursement journals (attached to
    bank reconciliations)                                    X
--------------------------------------------------------------------------------
Statement of Operations                      MOR-2           X
--------------------------------------------------------------------------------
Balance Sheet                                MOR-3           X
--------------------------------------------------------------------------------
Status of Post Petition Taxes                MOR-4
--------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                 X
--------------------------------------------------------------------------------
  Copies of tax returns filed during
    reporting period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts        MOR-4
--------------------------------------------------------------------------------
  Listing of aged accounts payable                           X
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging   MOR-5          N/A
--------------------------------------------------------------------------------
Debtor Questionairre                         MOR-5           X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino CFO                              6/17/02
----------------------------------------                  -------
Signature of Debtor                                         Date

/s/ Catherine V. Merlino CFO                              6/17/02
----------------------------------------                  -------
Signature of Authorized Individual                          Date

/s/ Catherine V. Merlino CFO                              6/17/02
----------------------------------------                  -------
Printed Name of Authorized Individual                       Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                         May 1, 2002-May 31, 2002

                                ---------------------------------------------------------------------------------------------------
                                                         Bank Accounts
                                ------------------------------------------------------------------------                 Cumulative
                                                                                 Real                      Current         filing
                                   (1)       Payroll    Payroll   Multi-family  Estate   Rental   Edward    Period         to date
                                Operating     Boca      Fort Lee  Sales-Escrow   Tax     Agency    Glatz    Actual         Actual
                                ---------------------------------------------------------------------------------------------------
Cash 5/1/02                      3,057,633     3,813       6,567    4,891,952   95,615   28,375  150,273   8,234,229      2,998,777
                                ===================================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                      0              0
Transfers (from DIP accounts)      274,000    38,000     123,000                                             435,000     20,885,611
Management fees                                                                                                    0      1,050,516
Bookkeeping fees                                                                                                   0        686,500
General Partner fees                                                                                               0      1,259,798
Sterling National Bank     (2)                                                                                     0         (5,981)
Vendor refunds & expense
  reimbursments                      2,764                                                                     2,764        467,453
Caton                               31,420                                                                    31,420        385,422
Notes, loans & other receivables    60,893                                                                    60,893      4,442,905
Sub-lease                                                                                                          0          7,300
Interest income                                                                                                    0        434,185
Construction funding
  reimbursements                                                                                                   0         73,376
Return of earnest money                                                                                            0         23,739
Lucinai Contribution                                                                                               0        261,557
Sale of Grand Court Assets                                                                                         0     10,834,144
Multi-family Sales                                                                                                 0      4,359,175
Transition service fee                                                                                             0        515,000
Settlement of avoidance actions     24,000                                                                    24,000         36,000
Interest income-Bankruptcy           1,943                             3,412        67       20      105       5,547        265,539
                                ---------------------------------------------------------------------------------------------------
Total Receipts                     395,020    38,000     123,000       3,412        67       20      105     559,624     45,982,239

Cash Disbursements:

Net Payroll and related taxes
  and expenses                               (39,601)   (124,886)                                           (164,487)    (7,850,889)
Insurance                          (38,513)                                                                  (38,513)    (1,053,856)
Administrative                    (125,090)                 (167)                                           (125,257)    (4,039,159)
Taxes                              (73,027)                                                                  (73,027)      (476,426)
Other (see attached schedule)       (7,313)                                                                   (7,313)    (2,235,153)
Transfers (to DIP accounts)       (435,000)                                                                 (435,000)   (20,885,611)
Restructuring Costs                (59,778)                                                                  (59,778)    (4,487,694)
US Trustee Quarterly Fees                                                                                          0        (61,750)
                                ---------------------------------------------------------------------------------------------------
Total Cash Disbursements          (738,721)  (39,601)   (125,053)          0         0        0        0    (903,375)   (41,090,538)
                                ---------------------------------------------------------------------------------------------------
Net Cash Flow                     (343,701)   (1,601)     (2,053)      3,412        67       20      105    (343,751)     4,891,701
                                ---------------------------------------------------------------------------------------------------
Cash May 31, 2002                2,713,932     2,212       4,514   4,895,364    95,682   28,395  150,378   7,890,478      7,890,478
                                ====================================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   -------------

Total Disbursements                                                     903,375
Less: Transfers to Debtor in Possession accounts                       (435,000)
Plus: Estate Disbursements made by outside sources                            0
                                                                   ------------
                                                                        468,375
                                                                   ============

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
May 1, 2002-May 31, 2002

Disbursements-Other

Property Funding-operations           7,313 (1)
                                    -------

                                      7,313
                                    =======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
May 31, 2002

Beginning Balance @5/01/02                                            24,472.85

Add:  Cash Receipts                                                  435,000.00
Less: Cash Disbursements                                            (435,595.65)
                                                                 --------------

Book Balance @5/31/02                                                 23,877.20

Less: Deposits and transit
Add:  Outstanding Checks                                              35,151.60
                                                                 --------------
Bank Balance @5/31/02                                                 59,028.80
                                                                 ==============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
May 31, 2002


05/01/02     Transfer from Chase money market acct.                   90,000.00
05/07/02     Transfer from Chase money market acct.                  110,000.00
05/13/02     Transfer from Chase money market acct.                  100 000.00
05/21/02     Transfer from Chase money market acct.                   95,000.00
05/28/02     Transfer from Chase money market acct.                   40,000.00
                                                                   ------------

                                                                     435,000.00
                                                                   ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
May 31, 2002

Beginning Balance @5/01/02                                         3,033,162,68

Add:  Cash Receipts                                                  121,020.27
Less: Cash Disbursements                                            (464,124.85)
                                                                  -------------

Book Balance @5/31/02                                              2,690,058.10

Less: Deposits in Transit-
Add:  Outstanding Checks-
                                                                   ------------
Bank Balance @5/31/02                                              2,690,058.10
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
May 31, 2002

                                                                         GCL
                                                                      ----------

Caton                                                     05/03/02    31,420.41
Expense reimbursement                                     05/03/02       750.00
Avoidance claim settlement                                05/08/02     2,000.00
Avoidance claim settlement                                05/09/02     1,000.00
Cashflow                                                  05/15/02    45,867.41
COBRA receipts                                            05/17/02     2,013.83
Avoidance claim settlement                                05/20/02     4,000.00
Cashflow                                                  05/22/02     7,126.05
Batchelor receivable                                      05/23/02     7,900.00
Avoidance claim settlement                                05/28/02    17,000.00
Interest Income                                           05/31/02     1,942.57
                                                                     ----------
                                                                     121,020.27
                                                                     ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
May 31, 2002

                Vendor                                                   Check
Check No          Name                      Reference                     Date       Amount
---------------------------------------------------------------------------------------------
Debit      Grand Court     Transfer to Chase Business Checking Acct.    05/01/02     90,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    05/07/02    110,000.00
Debit      Apple Direct    Printing of solicitation materials           05/08/02     29,124.85
Debit      Grand Court     Transfer to Chase Business Checking Acct.    05/13/02    100,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    05/21/02     95,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    05/28/02     40,000.00
                                                                                  ------------
                                                                                    464,124.85
                                                                                  ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

Bank Atlantic-Boca Payroll
                                                                         2002
                                                                         May

BOOK BAL BEGINNING                                                     3,811.71

CR - PER G/L
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00

CD-PAYROLL-per ADP                                       5/9/02      (19,689.34)
                                                        5/24/02      (19,911.68)

CD-S/C

BOOK BAL ENDING                                                        2,210.69
                                                                  =============

DIT:

O/S:                                                    ck#3715        1,927.86



                                                                       1,927.86
BANK BALANCE                                                           4,138.55
                                                                  =============

Per Bank Statement                                                     4,138.55

                                                                          (0.00)

THE GRAND COURT LIFESTYLES, INC.                                                     Page 2
================================================================================================================
Date   Transactins                                           Subtractions(-)       Additions(+)       Balance
22-May Wire Transfer-IN                                                               19,000.00      22,122.37
       00-32578 DIP-GRAND COURT LIFESTYLE
24-May Check#3718                                            3,416.43                                18,705.94
24-May Check#3717                                            1,249.34                                17,456.60
24-May Check#3714                                            1,098.44                                16,358.16
28-May Check#3716                                            6,436.73                                 9,921.43
28-May Check#3719                                            4,651.72                                 5,269.71
28-May Check#3720                                            1,131.16                                 4,138.55
31-May Ending Balance                                                                                 4,138.55

 Avg collected balance:             $8,475.00

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
                                                                       May 02

BOOK BAL BEGINNING                                                     6,571.55

CR - PER G/L                                         WT fm Chase      18,000.00
                                                     WT fm Chase      55,000.00
                                                     WT fm Chase      50,000.00
CD-PAYROLL-per ADP sheets                                 5/9/02     (43,053.47)
                                                         5/24/02     (27,469.99)

Payroll taxes                                             5/9/02     (28,930.88)
Payroll taxes                                            5/24/02     (22,815.14)
Payroll taxes

Garnishments                                         ck#1353          (1,311.50)
Garnishments                                         ck#1354          (1,311.50)
Garnishments
safety deposit box
Other-ADP charges                                                        (55.87)
Other-ADP charges                                                        (34.00)
Other-ADP charges                                                        (76.98)
Other-ADP charges
Other-ADP charges

CD-S/C

BOOK BAL ENDING                                                        4,512.22
                                                                  =============

DIT:

O/S:





Total Outstanding Checks                                                   0.00

BANK BALANCE                                                           4,512.22
                                                                  =============

Per Bank Statement                                                     4,512.22

                                                                          (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
May 31, 2002

Beginning Balance @5/01/02                                         4,891,952.69

Add:  Cash Receipts-sales proceeds
Add:  Cash Receipts-interest income                                    3,412.11
Less: Transfer to Chase MM
                                                                   ------------

Book Balance @5/31/02                                              4,895,364.80

Less: Deposits in Transit                                                  0.00
Add:  Outstanding Checks                                                   0.00
                                                                   ------------

Bank Balance @5/31/02                                              4,895,364.80
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
May 31, 2002

Beginning Balance @5/01/02                                             95,615.38

Add:  Cash Receipts-Interest Income                                        66.69
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @5/31/02                                                  95,682.07

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @5/31/02                                                  95,682.07
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
May 31, 2002

Beginning Balance @5/01/02                                             28,375.03

Add:  Cash Receipts                                                        19.79
Less: Cash Disbursements
                                                                       ---------

Book Balance @5/31/02                                                  28,394.82

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @5/31/02                                                  28,394.82
                                                                       =========

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-68
May 31, 2002

Beginning Balance @5/01/02                                            150,273.13

Add:  Transfer from Chase Money Market
Less: Cash Receipts-interest income                                       104.81

                                                                      ----------

Book Balance @5/31/02                                                 150,377.94

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                      ----------

Bank Balance @5/31/02                                                 150,377.94
                                                                      ==========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                            May 1, 2002-May 31, 2002

                                                               Cumulative Filing
                                                     05/31/02        to Date
                                                 -------------------------------

Revenues:

Management Fee Income                                       0         2,279,074
General Partner Fees                                        0           304,645
Interest Income                                        28,394        11,291,123
Deferred Profit Earned                                 46,823         1,246,143
Loss from Wholly-Owned Subsidiaries                         0        (3,291,473)
Loss from Joint Ventures                                    0        (1,345,158)
Other Income                                           24,000           551,000
                                                 -------------------------------
Total Revenues                                         99,217        11,035,354

Administrative Expenses:

Travel                                                  3,973           107,352
Telephone                                               6,264           334,614
Federal Express                                         5,382            82,964
Postage                                                     0            43,872
Office Supplies & Expense                               8,283           302,923
Outside Storage                                         1,665            42,951
Miscellaneous                                             600            42,846
ADP                                                       167            17,713
Legal & Accounting                                          0           297,855
Licenses & Filing Fees                                  1,113            54,494
Recruitment                                                 0             8,855
Printing                                                    0             8,765
Caton Expenses                                         34,808           451,996
Rent                                                   24,552         1,202,898
Computer Equipment Maintenance                          1,585           189,439
Insurance                                              33,551           881,591
Equipment Leases                                        3,601           165,273
Office Salaries and expenses                          167,442         7,777,588
Director's Fees                                             0             9,500
Interest                                                    0            25,874
Corporate Taxes                                        72,269           394,909
Amortization                                                0           757,925
                                                 -------------------------------
Total Administrative Expenses                         365,255        13,202,197
                                                 -------------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)               (145,000)       26,666,988
                                                 -------------------------------
Total Expenses                                        220,255        39,869,182
                                                 -------------------------------
Net Income(Loss) Before Reorganization Expenses      (121,038)      (28,833,831)
                                                 -------------------------------
Restructuring Expenses:
Administrative fees                                   (60,591)         (466,835)
Professional fees                                           0        (4,537,534)
US Trustee Quarterly Fees                                   0           (61,750)
Interest Earned on Accumulated Cash
   from Chapter 11                                      5,547           265,540
                                                 -------------------------------
Total Reorganization Expenses                         (55,044)       (4,800,579)
                                                 -------------------------------
Net Income(Loss)                                     (176,082)      (33,634,410)
                                                 ===============================

Note (1):

(a) Net loss due to loss of properties for the month of May represents:

(i) reduction of loans payable due to the collection of
investor notes which were sold as part of the sale of the
general partner interests pursuant to section 363 of the
bankruptcy code and the application of the investor note
payments to the Debtor's liability.                                    (145,000)
                                                                      =========

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.


(c) The fiscal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                  May 31, 2002

                                                  Book Value        Book Value
                                                   at end of       on Petition
                                                     Month             Date
                                              ---------------------------------

Assets:

Cash                                                7,890,478         2,998,777
Notes & Receivables                               169,227,635       227,986,234
Investments                                         3,925,692        16,099,729
Construction in Progress                                    0           739,486
Furniture & Equipment-net                              49,313         4,658,158
Other Assets                                       16,636,675        18,526,143
                                              ---------------------------------

Total Assets                                      197,729,793       271,008,527
                                              =================================

Liabilities Not Subject to Compromise:

Accounts Payable                                      294,052           549,781
Professional Fees                                     801,862                --
                                              ---------------------------------

Total Post-Petition Liabilities                     1,095,914           549,781
                                              ---------------------------------

Deferred Income                                    41,730,237        67,403,696
Deferred Rent Obligations                                  --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       90,265,009       106,385,512
Priority Debt                                         217,279           486,635
Unsecured Debt                                     88,414,880        84,197,250
                                              ---------------------------------

Total Pre-Petition Liabilities                    178,897,168       191,069,397
                                              ---------------------------------

Stockholders' Equity:

Common Stock                                          178,000           178,000
Treasury Stock                                     (1,579,817)       (1,579,817)
Paid-in-Capital                                    75,350,594        75,053,000
Accumulated Deficit                               (57,091,480)      (57,190,813)
Net (loss) for period                             (40,850,823)       (7,216,422)
                                              ---------------------------------

Total Stockholders' Equity                        (23,993,526)        9,243,948
                                              ---------------------------------

Total Liabilities & Stockholders' Equity          197,729,793       271,008,527
                                              =================================

                           Case Number: 0O-32578(NLW)
                      Reporting Period: Month of May 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                             Beginning     Amount                                               Ending
                                Tax       Withheld     Amount      Date          Check No        Tax
                             Liability   or Accrued     Paid       Paid           or EFT      Liability
                          -----------------------------------------------------------------------------
Federal

Withholding                     (0)        28,283      28,283   5/10,5/24       see attached        (0)
FICA-Employee                   (0)         7,453       7,453   5/10,5/24       see attached        (0)
FICA-Employer                   (0)         7,453       7,453   5/10,5/24       see attached        (0)
Unemployment                     0                                                                   0
Income                           0                                                                   0
Other:                           0                                                                   0
                          -----------------------------------------------------------------------------
  Total Federal Taxes            0         43,189      43,189               0              0         0
                          -----------------------------------------------------------------------------

State & Local

Withholding                      0          7,981       7,981   5/10,5/24       see attached         0
Sales
Excise
Unemployment                     0            577         577   5/10,5/24       see attached         0
Real Property
Personal Property
Other
                          -----------------------------------------------------------------------------
  Total State & Local            0          8,557       8,557               0              0         0
                          -----------------------------------------------------------------------------

Total Taxes                     (0)        51,746      51,746               0              0         0
                          =============================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                        Reporting period: May 31, 2002

                                                   Number of Days Past Due
                            Current    0-30    31-60   61-90   Over 90    Total
                            ----------------------------------------------------

Accounts Payable                       5,421   11,649    16     19,191    36,277
Accrued expenses                                                19,805    19,805
Taxes Payable                24,014                                       24,014
Other                       194,479    2,672   10,991            5,814   213,956
                            ----------------------------------------------------

Total Post Petition Debts   218,493    8,093   22,640    16     44,810   294,052
                            ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - May 2002

Debtor Questionaire
                                                                  Yes         No
--------------------------------------------------------------------------------

1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below                                       X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                          X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                 X

--------------------------------------------------------------------------------